SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) November 15, 2010

Brooklyn Cheesecake & Desserts Company, Inc.

(Exact Name of Registrant as Specified in Charter)

New York	1-13984	13-3832215
(State or Other Jurisdiction of	(Commission File No)	(IRS Employer
Incorporation)		Identification No)

2070 Central Park Avenue, 2nd Floor, Yonkers, NY	10710
(Address of Principal Executive Offices)	(Zip Code)

(914) 361-1420
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports we file from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements. Such statements reflect our current view with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) relating to our industry and our operations and results of operations. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe that the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward looking statements to conform these statements to actual results.

Item 5.03 Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On November 15, 2010, we amended and restated our Certificate of Incorporation (a) to effect a one (1) for seven (7) reverse split of our outstanding shares of Common Stock on such date; and (b) to increase our total authorized capital stock to 80,000,000 shares, of which 75,000,000 shares are classified as Common Stock, par value $.025 per share, and 5,000,000 shares are classified as Preferred Stock, par value $.001 per share. The full text of our Restated Certificate of Incorporation as so amended is attached as an exhibit hereto.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits.

Exhibit No.	Description.

3(i).1	Restated Certificate of Incorporation of Brooklyn Cheesecake & Desserts Company, Inc.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKLYN CHEESECAKE & DESSERTS COMPANY, INC.

By:	/s/ Anthony J. Merante
Anthony J. Merante, CEO

Dated: November 16, 2010